Other income	6 Months Ended
Jun. 30, 2023
Other income
Other income

16. Other income

Under a grant agreement with Eurostars/Innosuisse the Group is required to complete specific research activities within a defined period of time. The Group’s funding is fixed and received based on the satisfactory completion of the agreed research activities and incurring the related costs. The Group was awarded a grant by Eurostars/Innosuisse in 2019 for CHF 0.5 million of which CHF 0.38 million and CHF 0.12 million were received in October 2019 and February 2023, respectively. As a consequence, receivables related to Eurostars/Innosuisse were nil as of June 30, 2023 (CHF 0.12 million as of December 31, 2022).

The Group additionally recognized other income from IT consultancy agreements.